                        AMENDMENT NO. 2 AND SUPPLEMENT TO
                           REVOLVING CREDIT AGREEMENT

                  AMENDMENT NUMBER 2 AND SUPPLEMENT TO REVOLVING CREDIT AGREEMENT, dated as of August 15, 1997, among HENRY SCHEIN, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), and THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), FLEET BANK, NATIONAL ASSOCIATION, a national banking association organized under the laws of the United States of America "("Fleet"), COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A. "RABOBANK NEDERLAND", New York Branch, a corporation organized under the laws of the Netherlands ("Rabobank Nederland"), and EUROPEAN AMERICAN BANK, a New York banking corporation ("EAB"; collectively with Chase, Fleet and Rabobank Nederland, the "Banks") and Chase, as Agent for the Banks.

                                    RECITALS:

                  A. The parties hereto entered in to that Revolving Credit Agreement, dated as of January 31, 1997 as amended by any Amendment to Revolving Credit Agreement dated as of June 30, 1997 (the Revolving Credit Agreement, as so amended, being hereinafter referred to as the "Credit Agreement").

                  B. The parties hereto desire to amend and supplement the Credit Agreement on the terms and conditions hereinafter set forth.

                  C. Any capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE 1.
                    AMENDMENTS TO REVOLVING CREDIT AGREEMENT.

                  This Amendment shall be deemed to be an amendment to the Credit Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and provisions of this Agreement are hereby incorporated by reference into the Credit Agreement as if such terms were set forth in full therein.

                  Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of the term "Revolving Credit Commitment" and substituting the following in its place:

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                  "Revolving Credit Commitment" means, with respect to each
                  Bank, the obligation of such Bank to extend credit to the Borrower hereunder, subject to the terms hereof, in the following aggregate amounts:

                           Chase                                 $52,500,000
                           Fleet                                  37,500,000
                           Rabobank Nederland                     37,500,000
                           EAB                                    22,500,000

                  Section 1.2. Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of the term "Revolving Credit Note" and substituting the following in its place:

                  "Revolving Credit Note" means a promissory note of the Borrower in the form of Exhibit A annexed hereto evidencing Revolving Credit Loans made by a Bank hereunder, together with any promissory note issued in substitution or replacement therefor.

                  Section 1.3. Section 1.1 of the Credit Agreement is hereby further amended by deleting the phrase "January 30, 2002" therefrom and substituting the following in its place: "August 14, 2002".

                  Section 1.4. Section 2.1 of the Credit Agreement is hereby amended by deleting the last sentence therefrom and substituting the following in its place:

                  "Notwithstanding the foregoing, in no event shall the Dollar Equivalent of the aggregate principal balance (determined at the Relevant Exchange Rate) of Revolving Credit Loans denominated in Approved Currencies other than Dollars exceed $25,000,000 at any one time."

                  Section 1.5. Section 2.7(a) of the Credit Agreement is hereby amended by deleting the second sentence thereof and substituting the following in its place:

                  "Notwithstanding the foregoing, at no time shall the sum of Aggregate Letters of Credit Outstandings plus Aggregate Banker's Acceptance Outstandings exceed $15,000,000 and no Letter of Credit or Documentary Banker's Acceptance shall be issued or created if after giving effect thereto the Aggregate Outstandings would exceed the Total Revolving Credit Commitments in effect on such date."

                  Section 1.6. Section 2.7(a) of the Credit Agreement is hereby amended by deleting the following phrase from the penultimate sentence thereof:

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                  "and no Standby Letter of Credit shall expire more than one year after its issuance".

                  Section 1.7. Section 8.2 of the Credit Agreement is hereby amended by inserting immediately after the reference to "Schedule 6.10 hereto" the following: ", as such Schedule may be amended from time to time." The Credit Agreement is hereby further amended by deleting Schedule 6.10 therefrom and by substituting in its place Schedule 6.10 to this Amendment.

                  Section 1.8. Section 8.8(b) of the Credit Agreement is hereby amended by deleting the reference to "$15,000,000" therefrom and by substituting the following in its place: "$25,000,000."

                  Section 1.9. Section 8.8(c) of the Credit Agreement is hereby amended by deleting the reference to "$25,000,000" therefrom and by substituting the following in its place: "$40,000,000".

                  Section 1.10. Section 9.1 of the Credit Agreement is hereby amended to add the following sentence at the end thereof: "For purposes of calculating compliance with this covenant, Consolidated Net Worth and Net Income shall each be adjusted to add back non-recurring merger and acquisition costs; provided, that the cumulative adjustment made pursuant to this Section 9.1 during the term of this Agreement shall not exceed $35,000,000.

                  Section 1.11. Section 9.2 of the Credit Agreement is hereby amended by deleting the phrase "in excess of $15,000,000 in any fiscal year or $55,000,000 during the term of the Revolving Credit Facility" and substituting the following in its place: "in excess of $20,000,000 in any fiscal year."

                  Section 1.12. Section 9.3 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: "For purposes of calculating compliance with this covenant, Consolidated Net Profit shall be adjusted to add back non-recurring merger and acquisition costs; provided, that the cumulative adjustment made pursuant to this Section 9.3 during the term of this Agreement shall not exceed $35,000,000."

                  Section 1.13. Section 9.4 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: "For purposes of calculating compliance with this covenant, Consolidating Operating Income shall be adjusted to add back non-recurring merger and acquisition costs; provided, that the cumulative adjustment made pursuant to this Section 9.4 during the term of this Agreement shall not exceed $35,000,000."

                  Section 1.14. Section 9.5 of the Credit Agreement is hereby amended by inserting the following sentence at the end thereof: "For purposes of calculating compliance with this covenant provided, that the cumulative adjustment made pursuant to this Section 9.5 during the term of this Agreement shall not exceed $35,000,000."

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
                                   ARTICLE 2.
                       SUPPLEMENT TO THE CREDIT AGREEMENT

         The Credit Agreement is hereby supplemented as follows:

                  Section 2.1. Simultaneously with the execution and delivery of this Amendment, the Borrower shall execute and deliver to each of the Banks a substituted note (the "Substituted Notes") in the form annexed hereto as Exhibit
A. Upon the execution and delivery of the Substituted Notes, each Bank shall mark its Note "canceled and replaced by Substituted Note" and shall return it to the Borrower. The unpaid principal balance of Revolving Credit Loans then outstanding and evidenced by the Note shall be endorsed by each Bank on the Schedule attached to its Substituted Note as outstanding thereunder.

                  Section 2.2. All references in the Credit Agreement and in the Facility Documents to the "Agreement" shall be deemed to refer to the Agreement as amended and supplemented hereby; and unless the context otherwise requires all references in such documents to the Notes shall be deemed to refer to the Substituted Notes.

                  Section 2.3. The Credit Agreement and the Facility Documents shall each be deemed amended, to the extent necessary, to give effect to the provisions of this Amendment.

                                   ARTICLE 3.
                         REPRESENTATIONS AND WARRANTIES

                  The Borrower hereby represents and warrants to the Banks that:

                  Section 3.1. Each and every of the representations and warranties set forth in Article 6 of the Credit Agreement is true in all material respects as of the date hereof with respect to the Borrower and, to the extent applicable, the Guarantors and each of their Subsidiaries and with the same effect as though made on the date hereof (except when such representation or warranty by its terms relates to the date hereof or to another specific date), and is hereby incorporated herein in full by reference as if fully restated herein in its entirety. In addition, in order to induce the Banks to enter into this Amendment, the Borrower hereby covenants, represents and warrants to the Banks that since March 29, 1997, there has been no material adverse change in the business, operations, assets or financial or other condition of the Borrower or of the Borrower, the Guarantors and their Subsidiaries, taken as a whole.

                  Section 3.2. No Default or Event of Default, as defined in the Agreement now exists except as specifically waived hereby.

                  Section 3.3. The Borrower has the requisite corporate power and authority to enter into, perform and deliver this Amendment and the Substituted Notes, and any other documents, instruments, agreements or other writings to be delivered in connection herewith. This Amendment and the Substituted Notes, and all documents contemplated hereby or delivered in connection herewith, have each been duly authorized, executed and delivered and the transactions contemplated herein have been duly authorized by all necessary corporate or partnership action.

                  Section 3.4. This Amendment and the Substituted Notes and any other documents, agreements or instruments now or hereafter executed and delivered to the Banks by the Borrower in connection herewith constitute (or shall, when delivered, constitute) valid and legally binding obligations of Borrower, each of which is and shall be enforceable against Borrower in accordance with their respective terms except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency or other similar laws affecting creditors rights generally or by the effect of general principles of equity which may limit the enforceability of equitable remedies (whether in a proceeding at law or in equity).

                  Section 3.5. No representation, warranty or statement by the Borrower contained herein or in any other document to be furnished by the Borrower in connection herewith contains, or at the time of delivery shall contain, any untrue statement of material fact, or omits or at the time of delivery shall omit to state a material fact necessary to make such representation, warranty or statement not misleading.

                  Section 3.6. No consent, waiver or approval of any entity is or will be required in connection with the execution, delivery, performance, validity or enforcement or priority of this Amendment and the Substituted Notes, or any other agreements, instruments or documents to be executed and/or delivered in connection herewith or pursuant hereto.

                  Section 3.7. Except as previously disclosed to the Banks, there is no claim, litigation, investigation or proceeding pending or threatened against or otherwise materially affecting the Borrower's business. The Borrower's performance of its obligations hereunder and/or the validity or enforceability of this Amendment and the Substituted Notes are not the subject of any suit, investigation or proceeding, and the Borrower has no knowledge of any circumstances indicating that any such suit, investigation or proceeding is likely or imminent.

                                   ARTICLE 4.
                                   CONDITIONS

                  This Amendment shall become effective only upon satisfaction of the following conditions precedent:

                   (a) Each Bank shall have received each of the following documents, in form and substance reasonably satisfactory to such Bank and its counsel:

                            (i) this Amendment and the Substituted Notes duly
executed by the Borrower;


                            (ii) a certificate of the Secretary of the Borrower
and each of the Guarantors, dated the date of this Amendment, attesting to all corporate action taken by such entity, including resolutions of its Board of Directors authorizing the execution, delivery and performance of this Amendment and each other document to be delivered pursuant to this Amendment, together with a certification that the certificate, articles of incorporation and the by-laws of the Borrower and each of the Guarantors have not been amended, modified, revoked or rescinded since the Closing Date;

                            (iii) a certificate of the Secretary of the Borrower
and each of the Guarantors, dated the date of this Amendment, certifying the names and true signatures of the officers of such entity authorized to sign this Amendment and the other documents to be delivered by such entity under this Amendment;

                            (iv) a certificate of a duly authorized officer of
the Borrower, dated the date of this Amendment, stating that the representations and warranties in Article 6 are true and correct in all material respects on such date as though made on and as of such date (except to the extent such representation or warranty by its terms relates to the date hereof or another specific date) and that no event has occurred and is continuing which constitutes a Default or Event of Default;

                            (v) Guarantee Ratifications, duly executed by each
Guarantor;

                            (vi) an opinion of counsel for the Borrower and
Guarantors, dated the date of this Amendment, in the form annexed hereto as Exhibit B;

                            (vii) satisfactory evidence that the Borrower and
the Guarantors are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and each other jurisdiction where qualification is necessary;

                            (viii) such other documents, instruments, approvals,
opinions and evidence as the Banks may reasonably require;

                   (b) the Borrower shall have paid or caused to be paid to the Agent for the benefit of the Banks an amendment fee of $35,000 and all other fees required to be paid hereunder or in connection herewith, and to the Agent in full all accrued fees and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, and the other Facility Documents and the consummation of the transactions contemplated thereby;

                   (c) the Borrower and the Guarantors shall have obtained all consents, permits and approvals (if any) required in connection with the execution, delivery and performance by the Borrower and the Guarantors of their obligations hereunder and such consents, permits and approvals shall continue in full force and effect; and


                   (d) all legal matters in connection with this financing shall be reasonably satisfactory to the Banks and their counsel.

                                   ARTICLE 5.
                                  MISCELLANEOUS

                  Section 5.1. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing any such counterpart.

                  Section 5.2. This Amendment shall be governed by, and interpreted and construed in accordance with, the laws of the State of New York.

                  Section 5.3. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                            HENRY SCHEIN, INC.

                                            By:
                                               --------------------------------
                                            Name:    Steven Paladino
                                            Title:   Senior Vice President
                                                     Chief Financial Officer

                                            THE CHASE MANHATTAN BANK, as
                                              Agent and a Bank

                                            By:
                                               --------------------------------
                                            Name:    Emelia K. Teige
                                            Title:   Vice President

                                            FLEET BANK, NATIONAL ASSOCIATION

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A. "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                            EUROPEAN AMERICAN BANK

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:

                                    EXHIBIT A


                           SUBSTITUTE REVOLVING CREDIT

                                 PROMISSORY NOTE

$_____________                                                  August 15, 1997
(or the Applicable Currency Equivalent thereof)

                  Henry Schein, Inc. (the "Borrower"), for value received, hereby promises to pay to the order of _______________________ (the "Bank"), or its permitted successors or assigns, at the office of The Chase Manhattan Bank, at 395 North Service Road, Melville, New York 11747, or its permitted successors or assigns (the "Agent"), or at the applicable Payment Office of the Agent for the account of the appropriate Lending Office of the Bank, in lawful money of the United States (or the Applicable Currency Equivalent thereof as provided in the Credit Agreement) and in immediately available funds, on the Revolving Credit Termination Date, the principal sum of _______________________ Dollars ($_________) or the Applicable Currency Equivalent thereof, or the aggregate unpaid principal amount of all Loans made by the Bank, whichever is less. The Borrower further promises to pay interest on the unpaid principal balance hereof, for the period such balance is outstanding, to the Agent for the account of the Lending Office of the Bank, in like money, at the rates of interest as provided in the Credit Agreement described below, on the dates and in the manner provided in such Credit Agreement.

         The date and amount of each Loan, the date and amount of each payment of principal thereof, the principal amount subject thereto, interest rate with respect thereto and the Applicable Currency thereof shall be recorded by the Bank on its books and, prior to any transfer of this Note (or, at the discretion of the Bank, at any other time), endorsed by the Bank on the schedule attached hereto or any continuation thereof, provided that the failure of the Bank to make any such recordation shall not in any way effect the Borrower's obligations to repay the Loans.

         This is one of the Substitute Notes referred to in that certain Revolving Credit Agreement, dated as of January 31, 1997 among the Borrower, the Banks named therein (including the Bank) and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement"), and is subject to all of the terms and conditions contained therein. All terms not defined herein shall have the meanings given to them in the Credit Agreement.

         The Credit Agreement provides for the acceleration of the maturity of principal and interest upon the occurrence of certain Events of Default, for mandatory and voluntary prepayments on the terms and conditions specified therein and for accrual of interest at the Default Rate in the circumstances provided in the Credit Agreement.

         The Borrower waives presentment, notice of dishonor, protest and any other notice or formality with respect to this Note.

         This Note shall be governed by and interpreted and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law thereof.

                                            HENRY SCHEIN, INC.

                                            By:
                                               --------------------------------
                                            Name:    Steven Paladino
                                            Title:   Senior Vice President

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

           Amount of Loan
           (Expressed in
           Approved             Amount of        Balance
Date       Currency)            Payment          Outstanding       Notation By

                                  Schedule 6.10

                                   Guarantees




                                       4